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                                                                    EXHIBIT 23.2

The Board of Directors
Rick's Cabaret International, Inc.


     We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the Registration Statement on Form S-3 Amendment No. 1.


                                                /s/ JACKSON & RHODES P.C.
                                            ------------------------------------
                                                   Jackson & Rhodes P.C.

Dallas, Texas

June 4, 1997